EXHIBIT 99.1

374Water Reports First Quarter 2026 Financial Results; Gross Margins Expands Year-Over-Year as Company Advances Contracted Deployments, Waste Destruction Services Platform, and Strategic Partnerships

Recurring Revenue Platform Takes Shape as Contracted Operations Scale Across Municipal, Federal, and Industrial Markets

MORRISVILLE, NC / ACCESS Newswire / May 14, 2026 / 374Water Inc. (NASDAQ: SCWO) (“374Water” or the “Company”), a cleantech environmental services company deploying supercritical water oxidation technology for the destruction of organic waste with its proprietary AirSCWOTM technology, today reported financial results for the quarter ended March 31, 2026. The Company’s Waste Destruction Services (“WDS”) platform continued to scale, with gross margins expanding 38 percentage points year-over-year, and contracted deployments advancing across multiple market segments.

Anchored by the Company’s purchase order with the City of Olathe, Kansas and Garney Construction — a national leader in water and wastewater infrastructure — 374Water enters the second quarter of 2026 with growing momentum around commercial partnerships, operational execution, and higher gross margins. The Company also strengthened its balance sheet by adding $800,000 of financing as of March 31st, 2026, with an additional $1.1M in financing as of the date of this release.

“The first quarter of 2026 has been another inflection point for 374Water,” said Brad Meyers, Chief Operating Officer of 374Water. “Our new leadership team, including the Board of Directors, is positioning this Company to meet the extensive demand for AirSCWO from several key market segments.

“We are delivering dramatically improved gross margins, our mobile AirSCWO system has arrived in Minnesota for its inaugural campaign with the City of St. Cloud, and we continue executing in lockstep with Orange County Sanitation District (“OC San”) and the City of Orlando.

“We are scaling our Waste Destruction Services facility with additional tankage and infrastructure, and expect to showcase the operations later this year.”

“Opportunities like the one in front of us are rare,” said Sunny Viswanathan VP Solutions for 374Water. “The U.S. biosolids management market exceeds $2 billion, and with increasing regulations and growing awareness of the risks associated with traditional disposal methods, we believe market dynamics are steadily shifting municipalities toward destruction-based solutions. This trend strongly positions 374Water at the center of that transition. I’ve spent my entire career in water, wastewater and biosolids, and I’ve never seen this level of pent-up demand focused on a single company and solution. It’s an exciting time, and we are ready for what’s ahead.”

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First Quarter 2026 Business & Financial Highlights

Operational Highlights

•	Appointed Danny Bogar as CEO and strengthened the Board of Directors by adding directors Brad Freels, Chuck Weiser, and Stephen McKnight, who join Jim Pawloski and 374Water Co-Founder Marc Deshusses. Rick Davis was subsequently added to the Board of Directors during the interim reporting period.
•	Signed a 5-year agreement with the City of Orlando, FL to build out the Company’s Waste Destruction Services facility. The agreement includes two 5-year extensions.
•	Received the purchase order and associated milestone payment of $2.2M from Garney Construction for the City of Olathe sale and services contract. The total contract is valued at more than $4.5M.
•	Delivered the mobile AirSCWO system to St. Cloud, MN for a six-month campaign destroying PFAS-laden biosolids and other PFAS waste streams.
•	Released destruction results from U.S. Department of Defense, Defense Innovation Unit testing conducted with the Environmental Security Technology Certification Program, Arcadis, and Clean Earth. Third-party lab analyses showed AirSCWO consistently destroyed PFAS well beyond project targets, and often in excess of 99.9%.

Financial Highlights for Q1 2026 Compared to Q1 2025

•	Revenue: $551,155 vs. $543,100 in Q1 2025
•	Gross Margin: $348,412 (63%) vs. $138,283 (25%) in Q1 2025 — a 38-percentage-point improvement year-over-year
•	Net Loss: $(4,571,623) vs. $(3,698,414) in Q1 2025, reflecting continued investment in commercial infrastructure and certain non-recurring items: $184,000 in capitalized offering costs expensed upon the Company’s strategic shift to convertible debt financing and $158,000 in Delaware franchise tax related to an increase in the number of authorized shares of common stock.

Overhead Reduction and Cash Burn: Cash used in operating activities was $(2,508,341) vs. $(3,494,477) in Q1 2025 — a 28% improvement in operating cash efficiency. Since its leadership transition in March 2026, the Company has taken decisive actions to improve operational efficiency, streamline overhead, and focus resources on near-term commercial opportunities.

Building the Platform for Waste Destruction Services

374Water is scaling its recurring revenue platform to better serve municipal, federal, and industrial markets, with AirSCWO positioned as the end-of-pipe solution for PFAS treatment chains.

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Waste Destruction Services Facility: We believe Waste Destruction Services (“WDS”) is the future of PFAS destruction and wastewater treatment. Since late 2024, the Company has been operating on-site at the City of Orlando’s Iron Bridge Water Reclamation Facility, destroying biosolids, AFFF, ion exchange resin, and foam fractionate under contracted service arrangements.  We have more recently begun the buildout of a dedicated WDS facility at the same location.

The Company’s WDS facility is designed as an industrial-grade, multi-waste receiving and destruction hub with more than 80,000 gallons of tank storage. The current facility buildout, now underway, converts that operational foundation into a permanent, scalable infrastructure asset.

We expect initial operations to generate between $100,000 to $200,000 in monthly revenue, increasing to more than $400,000 monthly by late 2027, with 374Water’s initial investment.

The WDS facility is designed for modular expansion.  Active discussions with potential co-investment partners are underway regarding expanding the facility and capacity to increase our revenue potential from $5M ARR to more than $15M ARR by adding additional modular AirSCWO platforms.  These partners could bring not only capital but potentially operational synergies and contracted inbound waste volumes of foam fractionate, reverse osmosis brine, activated carbon, and ion exchange.

The Orlando WDS hub — anchored by a long-term municipal partnership — represents 374Water’s scalable deployment model. The Company intends to replicate this structure across additional geographies as contracted demand and strategic partnerships develop.

City of Orlando Demonstration: During Q1 2026, 374Water successfully completed its full-scale demonstration at Orlando’s Iron Bridge Regional Water Reclamation Facility, generating approximately $482,000 in service revenue and demonstrating its commercial proposition across the municipal wastewater sector.

Modular AirSCWO Platform: We’re moving – and thinking – outside the box.  The modular AirSCWO architecture is a core component of the Company’s innovative product offering and scalable platform. By uncoupling the system into discrete sub-systems — pumps, reactor, heat capture, and others — 374Water has improved manufacturing, simplified field maintenance and operations, and enabled capacity to be added incrementally at any deployment site. Customers can right-size an initial installation and scale up through additional modules as contracted volume grows, potentially reducing capital barriers to entry and accelerating time-to-revenue for new deployments.

Mobile AirSCWO System: The Company’s next-generation mobile AirSCWO system — designed for rapid on-site deployment — has arrived in Minnesota for its inaugural six-month service campaign with the City of St. Cloud.  We expect the system will serve as a key component of 374Water’s recurring service revenue model.

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OC San Equipment Contract: The AirSCWO 6 system designed for OC San —the third largest wastewater agency on the West Coast — has met continuous run-time factory acceptance test requirements and continues toward final volume milestone completion.  OC San’s selection of AirSCWO represents the platform’s commercial and operational readiness at institutional scale.

Biosolids and slurry (liquid and solid mixture) processing has long been the challenge for SCWO technologies.  374Water has established a notable advantage within the industry and among competitors with this capability being one of our relative strengths.  While competitors and other companies avoid slurry waste streams, 374Water is unlocking massive markets and offering a truly unique value proposition.

Department of Defense PFAS Destruction Program: 374Water’s AirSCWO technology has achieved independently validated destruction and removal efficiency of greater than 99.9% across multiple PFAS-impacted waste streams through the U.S. Defense Innovation Unit (“DIU”) and Environmental Security Technology Certification Program (“ESTCP”) initiative. Results were independently verified by Arcadis, a global leader in environmental engineering, and publicly presented at the DoD Applied Innovation Workshop in March 2026. The Company was also awarded a subcontract with to support the U.S. Air Force in addressing PFAS contamination at firefighter training areas across military installations nationwide.

Update on Strategic Priorities for 2026

In March, under our new management team, we announced our strategic priorities for 2026.  In just 45 days we have made material progress towards each of these objectives.

•	The contracted AirSCWO 6 system for OC San in Fountain Valley, CA has met continuous run-time factory acceptance test requirements and continues toward final volume milestone completion. Engineering improvements to system design and operational performance are being incorporated ahead of deployment.
•	Infrastructure buildout of the WDS facility at the City of Orlando’s Iron Bridge Facility is underway. Receiving and handling systems, tankage, and AirSCWO integration are progressing toward full-scale operations, expected later this year. The facility continues to accept and destroy contracted PFAS waste streams during buildout.
•	The mobile AirSCWO system has been deployed to St. Cloud, MN under a contracted six-month service campaign, destroying PFAS-laden biosolids and other PFAS waste streams for the city.
•	Engineering and manufacturing teams are building the next-generation AirSCWO system for contracted delivery to Olathe, KS in partnership with Garney Construction — designed for higher-volume slurry and liquid waste processing at industrial scale.
•	Management is actively engaged with strategic partners — industrial operators, infrastructure companies, and environmental services platforms — to structure WDS partnerships across targeted verticals and geographic markets.

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Strategic Partnerships & Capital Raise

374Water’s growth strategy is built around strategic partnerships with established industrial and infrastructure operators — companies with scale, commercial networks, and process waste streams that are natural fits for contracted AirSCWO destruction services. We expect these partners bring pipeline access, operational infrastructure, and co-investment capacity that accelerates deployment far beyond what organic capital formation alone can support.

While many of these operators offer an array of entrenched treatment technologies to critical markets, they often fall well short of destruction, achieving only concentration and removal of toxins and contaminants.  This leaves continuing and contingent liabilities for years to come.

Management is in active discussions with multiple parties at both the corporate and project levels, structured around long-term contractual alignment.

“We see clear demand from the market, and others see it as well,” said Howard Teicher, VP of Government for 374Water. “We have several interested partners who want to help bring AirSCWO to market, create strong commercial pathways, and provide supporting operations for our projects and technology.

“We are heavily engaged in structuring a partnership to unlock tremendous value and accelerate our scale-up.”

“We are building a recurring revenue platform with contracted deployments, improving margins, and a growing roster of strategic partners who understand the scale of the PFAS destruction opportunity,” said Danny Bogar, President and CEO of 374Water. “Industrial and infrastructure operators are coming to the table because they see what we already know: AirSCWO is not a future technology. It is operating today, destroying waste under contract, and ready to scale.”

About 374Water

374Water Inc. (NASDAQ: SCWO) is a cleantech and environmental services company developing supercritical water oxidation technology for the destruction of organic waste streams within the industrial, municipal, and federal markets. 374Water’s AirSCWO™ technology is designed to efficiently destroy and mineralize a broad spectrum of nonhazardous and hazardous organic wastes, producing safe dischargeable water streams, safe mineral effluent, safe vent gas, and recoverable heat energy. 374Water’s AirSCWO technology has the potential to assist its customers to meet discharge requirements, reduce or eliminate disposal costs, remove bottlenecks, and reduce litigation and other risks. 374Water continues to be a leader in innovative waste treatment solutions, dedicated to creating a greener future and eradicating harmful pollutants. Learn more by visiting www.374water.com and follow us on LinkedIn.

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Forward-Looking Statements

Certain statements in this communication are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “anticipate,” “believe,” “confidence,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “potential,” or other comparable terminology are intended to identify forward-looking statements. 374Water has based these forward-looking statements on its current expectations, assumptions, estimates, beliefs, and projections. While 374Water believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond 374Water’s control. These forward-looking statements are subject to risks and uncertainties, including those discussed under “Risk Factors” in 374Water’s Form 10-K for the year ended December 31, 2025, and in 374Water’s subsequent filings and reports with the SEC. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by laws, 374Water disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations Contact

Belton Copp

Vice President

Direct: 401-419-1545

Belton.Copp@374water.com

www.374Water.com

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374Water Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
March 31, 2026 (Unaudited) and December 31, 2025

| | March 31, 2026 | December 31, 2025 |
| --- | --- | --- |
| **Assets** | | |
| Current Assets: | | |
| Cash | $ 447,453 | $ 3,198,682 |
| Accounts receivable, net of credit allowance | 2,406,014 | 668,903 |
| Other receivables | 79,850 | 26,577 |
| Inventory, net | 1,772,571 | 1,471,893 |
| Contract assets | - | 91,100 |
| Prepaid expenses | 464,287 | 395,807 |
| **Total Current Assets** | **5,170,175** | **5,852,962** |
| Property and equipment, net | 3,990,294 | 3,835,318 |
| Intangible assets, net | 924,882 | 943,224 |
| Right-of-use assets, net | 903,283 | 571,741 |
| Other assets | 17,850 | 202,103 |
| **Total Long-Term Assets** | **5,836,309** | **5,552,386** |
| **Total Assets** | **$ 11,006,484** | **$ 11,405,348** |
| **Liabilities and Stockholders' Equity** | | |
| Current Liabilities: | | |
| Accounts payable and accrued expenses | $ 1,384,695 | $ 1,250,285 |
| Accrued bonuses | 105,000 | 80,000 |
| Accrued contract loss provision | 1,600,000 | 1,600,000 |
| Unearned revenue | 222,238 | 312,905 |
| Note payable | 8,494 | 8,270 |
| Secured promissory note | - | 630,000 |
| Financing liability | 94,388 | 159,342 |
| Operating lease liabilities | 184,794 | 119,693 |
| Other liabilities | 48,611 | 23,384 |
| **Total Current Liabilities** | **3,648,220** | **4,183,879** |
| Unearned revenue, less current portion | 2,326,250 | 30,000 |
| Convertible notes, net of discount | 628,869 | - |
| Note payable, less current portion | 32,670 | 34,879 |
| Operating lease liabilities, less current portion | 710,998 | 431,683 |
| **Total Long-Term Liabilities** | **3,698,787** | **496,562** |
| **Total Liabilities** | **7,347,007** | **4,680,441** |
| **Stockholders' Equity** | | |
| Preferred Stock: 250,000,000; 1,000,000 Designated as Convertible Series D preferred shares authorized; par value $0.0001 per share, nil issued and outstanding at March 31, 2026 and December 31, 2025, respectively | - | - |
| Common stock: 200,000,000 common shares authorized, par value $0.0001 per share, 17,495,504 and 17,143,771 shares outstanding at March 31, 2026 and December 31, 2025, respectively | 1,750 | 1,715 |
| Additional paid-in capital | 58,163,477 | 56,657,319 |
| Accumulated deficit | (54,508,221) | (49,936,598) |
| Accumulated other comprehensive income | 2,471 | 2,471 |
| **Total Stockholders' Equity** | **3,659,477** | **6,724,907** |
| **Total Liabilities & Stockholders' Equity** | **$ 11,006,484** | **$ 11,405,348** |

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374Water Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

For the Three Months Ended March 31, 2026 and 2025

(Unaudited)

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374WaterInc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
For the Three Months Ended March 31, 2026 and 2025 (Unaudited)

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